SUBSEQUENT RETROSPECTIVE STOCK SPLIT	12 Months Ended
Dec. 31, 2022
Subsequent Retrospective Stock Split
SUBSEQUENT RETROSPECTIVE STOCK SPLIT

NOTE 18: SUBSEQUENT RETROSPECTIVE STOCK SPLIT

In connection with the Company’s application to list its common stock on Nasdaq, on September 19, 2023, the Company filed a Certificate of Amendment to the Articles of Incorporation (the “Certificate of Amendment”) which served to effect a reverse stock split (the “Reverse Stock Split”) of its issued common stock in a ratio of 1-for-600. The preferred stock of the Company was not changed. The 1-for-600 Reverse Stock split was processed by FINRA and became effective at the start of trading on September 20, 2023. As a result of the Reverse Stock Split, every 600 shares of the Company’s issued and outstanding common stock, par value $0.001 per share, were converted into one (1) share of common stock, par value $0.001 per share. No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares of the Company’s common stock not evenly divisible by 600 had the number of post-Reverse Stock Split shares of the Company’s common stock to which they are entitled rounded up to the nearest whole number of shares of the Company’s common stock. No stockholders received cash in lieu of fractional shares.

All share and per share amounts (other than authorized shares) in the consolidated financial statements and related notes thereto have been retroactively adjusted for all periods presented to give effect to the Reverse Stock Split, including reclassifying an amount equal to the reduction in par value of common stock to additional paid-in capital.